UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

October 24, 2013

Date of Report (date of earliest event reported)

ASCENA RETAIL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-11736	30-0641353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Dunnigan Drive

Suffern, New York 10901

(Address of principal executive offices, including zip code)

(845) 369-4500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ascena Retail Group, Inc. (the “Company”) today announced that effective October 24, 2013, Jay Levine, Senior Vice President, Chief Accounting Officer and Corporate Controller of the Company, has left the Company to pursue other interests. Dirk Montgomery, Executive Vice President and Chief Financial Officer of the Company, has assumed interim responsibility for the functions of the position vacated by Mr. Levine. The Company will begin a search process to identify and retain a qualified executive to serve in this position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENA RETAIL GROUP, INC.

Date: October 25, 2013	By:	/s/ Dirk Montgomery
	Name:	Dirk Montgomery
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)